Mutual Funds	Supplement

Nuveen Fixed-Income and Real Estate Securities Select Funds

Nuveen Core Plus Bond Fund
Nuveen High Yield Fund

SUPPLEMENT NO. 1
dated February 11, 2025 to the Summary Prospectuses dated August 1, 2024

SUPPLEMENT NO. 3
dated February 11, 2025 to the Statutory Prospectus dated August 1, 2024

Jean Lin will retire from Nuveen on April 1, 2025. Ms. Lin will continue to serve as a portfolio manager of the Nuveen High Yield Fund until that time. Therefore, effective April 1, 2025, all references to Ms. Lin will be removed from the Fund’s portfolio management team disclosure in the Fund’s Summary Prospectus and in the Statutory Prospectus.

Kevin R. Lorenz will retire from Nuveen on July 1, 2025. He will continue to serve as a portfolio manager of the Nuveen Core Plus Bond Fund and the Nuveen High Yield Fund until that time. Therefore, effective July 1, 2025, all references to Mr. Lorenz will be removed from the Funds’ portfolio management team disclosure in the Funds’ Summary Prospectuses and in the Statutory Prospectus.

Effective February 11, 2025, Kristal Y. Seales has been named a portfolio manager of the Nuveen Core Plus Bond Fund. Joseph Higgins, Nicholas Travaglino and Katherine Renfrew will continue to serve as portfolio managers for the Fund. There are no changes to the Fund’s investment objective, principal investment strategies or principal risks. Due to this change, the following is hereby added to the sub-section entitled “Portfolio Managers” in the section entitled “Portfolio management” on page 10 of the Fund’s Summary Prospectus and on page 52 of the Statutory Prospectus:

Name:	Kristal Y. Seales, CFA
Title:	Managing Director
Experience on Fund:	since 2025

Effective February 11, 2025, James S. Kim has been named a portfolio manager of the Nuveen High Yield Fund. Kristal Y. Seales will continue to serve as a portfolio manager for the Fund. There are no changes to the Fund’s investment objective, principal investment strategies or principal risks. Due to this change, the following is hereby added to the sub-section entitled “Portfolio Managers” in the section entitled “Portfolio management” on page 11 of the Fund’s Summary Prospectus and on page 86 of the Statutory Prospectus:

Name:	James S. Kim
Title:	Managing Director
Experience on Fund:	since 2025

Additionally, as a result of the portfolio management team changes described above, the following is hereby added to the entries for the Nuveen Core Plus Bond Fund and the Nuveen High Yield Fund in the table of the sub-section entitled “Portfolio management teams” of the section entitled “Management of the Funds” beginning on page 184 of the Statutory Prospectus:

			Total Experience (since dates specified below)
Name & Title	Portfolio Role	Experience Over Past Five Years	At Advisors*	Total	On Team
NUVEEN CORE PLUS BOND FUND
Kristal Y. Seales, CFA
Managing Director	Portfolio Manager	Advisors, Nuveen Asset Management and other advisory affiliates–2001 to Present (fixed-income portfolio management)	2001	2001	2025
NUVEEN HIGH YIELD FUND
James S. Kim
Managing Director	Portfolio Manager	Advisors, Nuveen Asset Management and other advisory affiliates–2007 to Present (fixed-income portfolio management)	2007	2000	2025

* Including tenure at affiliate or predecessor firms, as applicable.

MGN-FIRESCPBHY-0225P